Exhibit 10.8

Entrustment Agreement

This Entrustment Agreement (the “Agreement”) is entered into by and among the following parties on December 20, 2022.

Party A: Beijing Heli Fashion Technology Co., Ltd

Registered address: 1508, 12th Floor Apartment, No. 1 Xidawang Road, Chaoyang District, Beijing

Party B 1: Bin Feng

ID number: [National ID].

Party B 2: Xiaoyun He

ID number: [National ID].

Party C: Beijing Hexi Weiye Culture Media Co., Ltd

Registered address: Room 802, 8th Floor, Binhe Building, No. 115 Binhe Road, Mentougou District, Beijing

In this Agreement, Party A, Party B and Party C are hereinafter referred to as “a Party” and collectively referred to as the “Parties”.

Whereas:

1.	Party A and Party C are each a limited liability company incorporated in accordance with the laws of the People’s Republic of China (hereinafter referred to as “China”, excluding Hong Kong, Macau and Taiwan for the purposes of this Agreement); Party B are Chinese citizens with full capacity for civil conduct.

2.	As of the date of signing this Agreement, Party B holds a total of 100% equity interest in Party C, of which Party B 1 holds 60.31% of Party C’s equity and Party B 2 holds 39.69% of Party C’s equity.

3.	Party B agrees to entrust Party A to exercise its shareholder rights in Party C in accordance with the terms and conditions agreed in this Agreement, and Party A agrees to accept such entrustment in accordance with the terms and conditions agreed in this Agreement.

The parties agreed as follows:

1.	Party B hereby agrees to unconditionally and irrevocably undertake to sign the power of attorney as set out in Annex I to this Agreement (“Power of Attorney” )as of the date of this Agreement, authorize Party A, or Party A’s directors and their successors appointed by Party A in accordance with Party A’s instructions (including liquidators who replace Party A’s directors) (for the avoidance of doubt, it also includes the directors of the company to be listed and their successors, as well as the liquidators who replace the directors of the company to be listed on the stock market (collectively, the “Trustees”), to exercise all the voting rights of shareholders and all other shareholder rights (“Proxy Rights”) enjoyed by Party B in accordance with the law and the Articles of Association at the shareholders’ meeting of Party C, including but not limited to: sell, transfer, pledge or dispose of all or any part of the equity interest held by Party B in Party C and all or any part of Party C’s assets attributable to Party B; Convene, attend and preside over the shareholders’ meeting as the authorized representative of the shareholders of Party C; nominating, electing, appointing and replacing legal representatives, executive directors, directors, supervisors, managers and other senior management personnel; deliberate and approve Party C’s profit distribution plan and loss recovery plan; resolve Party C’s merger, division, liquidation or change of corporate form, and take over Party C’s remaining property upon dissolution or liquidation; sign documents (including minutes of shareholders’ meetings) and submit to the competent market supervision and administration department for filing; determine Party C’s business policy and investment plan; amend any shareholder rights under the Articles of Association and other applicable PRC laws and the Articles of Association of Party C (as amended from time to time).

The premise of the above authorization and entrustment is that Party A agrees to the above authorization and entrustment. In addition to satisfying the requirements of applicable PRC laws and the relevant requirements of the U.S. Securities and Exchange Commission, the qualification of the trustee shall be determined by Party A at its sole discretion.

For the purpose of this agreement, “Pre-IPO Company” refers to Unitrend Entertainment Group Limited, a company incorporated under the law of the Cayman Islands.

2.	Party B hereby undertakes and warrants that during the term of this Agreement, it shall not do or omit to do any act that may cause an actual or potential conflict of interest between Party A, the Trustee and/or the Pre-IPO Company. In the event of any conflict of interest, Party A shall have the right to determine how to deal with such conflict of interest in accordance with applicable laws in China at its sole discretion. Party B shall act unconditionally in accordance with Party A’s instructions to eliminate such conflict of interest.

3.	The Trustee and/or Party A shall exercise the power of entrustment in the same way as if Party B personally exercised the rights of the shareholder. When Party A sends Party B a written notice of the removal of the trustee, Party B shall immediately designate other entities or individuals designated by Party A at that time to exercise the above power of attorney, and sign a power of attorney in the content and format of Annex I to this Agreement, and the new power of attorney will replace the original power of attorney once it is made; At the same time, Party B shall also announce or explain the revocation of the original power of attorney by issuing a notice to relevant persons or other forms of publicity; In addition, to the extent permitted by applicable law, Party B shall not revoke the entrustment and authorization made to the Trustee and/or Party A.

4.	All actions of the Trustee and/or Party A in relation to Party B’s holding of Party C’s equity interest and/or the exercise of the power of entrustment shall be deemed to be Party B’s own actions, and all documents signed by Party B shall be deemed to be signed by Party B. The Trustee and/or Party A may act according to its own will in doing the above without the prior consent of Party C, provided that the Trustee and/or Party A shall promptly notify Party B of the resolutions of Party C. Party B hereby acknowledges and approves such acts and/or documents of the Trustee and/or Party A.

5.	Party B and Party C shall sign all necessary documents and resolutions and take all necessary actions to give full effect to any resolutions and decisions made by the Trustee and/or Party A under any rights granted under this Agreement and to complete the registration/filing with the relevant government authorities (if applicable).

6.	During the term of this Agreement, Party B hereby waives all rights granted to the Trustee and/or Party A through this Agreement with respect to all or any part of the equity interest held by Party B in Party C, and shall not exercise such rights on its own.

7.	This Agreement shall come into force on the date contained herein when it is sealed and signed by the parties (and their respective authorized representatives).

8.	As long as Party B holds any equity interest in Party C, this Agreement shall remain in effect. During the validity period of this Agreement, Party B shall not revoke, terminate or rescind this Agreement in advance under any circumstances, unless otherwise provided by law. Notwithstanding the foregoing, this Agreement may be terminated early if: (i) continued performance of its responsibilities and obligations under this Agreement would result in a breach or non-compliance with applicable laws and regulations, the listing rules or the requirements of any stock exchange; (ii) all equity interests held by Party B in Party C are transferred to Party A or its designee in accordance with applicable laws and regulations; (iii) all assets attributable to Party B in Party C are transferred to Party A or its designee in accordance with applicable laws and regulations; or (iv) terminate this Agreement at any time by giving fifteen (15) days’ written notice to Party B from Party A. If, during the validity period of this Agreement, Party A’s business term expires, Party A shall promptly renew its business term so that this Agreement can continue to be valid and enforced. If Party A’s application for renewal of the business term is not approved or agreed by any competent authority, this Agreement shall be terminated upon the expiration of Party A’s business term, unless Party A has transferred its rights and obligations in accordance with Article 12 of this Agreement.

9.	Modifications to this Agreement must be agreed to in writing by all Parties. The amended and supplemental agreements relating to this Agreement duly signed by all Parties shall be an integral part of this Agreement and shall have the same legal effect as this Agreement.

10.	If any provision of this Agreement is invalid or unenforceable due to inconsistency with applicable law, such provision shall be deemed invalid only to the extent of the relevant jurisdiction and will not affect the legal effect of the other provisions of this Agreement.

11.	This Agreement requires that notices or other communications from either Party be in writing in Chinese and sent by hand, letter or fax to the other Party at the address below or to such other designated address as notified by the other Party from time to time. The date on which a notice is deemed to have been actually served shall be determined as follows: (a) a notice delivered by hand shall be deemed to have been actually served on the day of personal delivery; (b) notices given by letter shall be deemed to have been actually given on the tenth (10th) day after the date of dispatch of the postage paid by registered airmail (as indicated on the postmark) or on the fourth (4th) day after delivery to an internationally recognized courier service; (c) notices sent by facsimile shall be deemed to have been actually served at the time of receipt shown on the confirmation of transmission of the document in question; and (d) if the notice is sent by e-mail, the date on which the e-mail is successfully delivered is the date on which the sender receives a system message indicating that the e-mail was successfully dispatched or does not receive within twenty-four (24) hours of the system message indicating that the e-mail was not delivered or returned.

Party A: Beijing Heli Fashion Technology Co., Ltd

Address: [1508, Block B, Winterless Center, No. 1 West Dawang Road, Chaoyang District, Beijing].

Recipient: [Yujie Cui]

Telephone: [Phone Number]

Email：[Email]

Party B 1: Bin Feng

Address: [1508, Block B, Winterless Center, No. 1 West Dawang Road, Chaoyang District, Beijing].

Telephone: [Phone Number]

Email：[Email]

Party 2: Xiaoyun He

Address: [1508, Block B, Winterless Center, No. 1 West Dawang Road, Chaoyang District, Beijing].

Telephone: [Phone Number]

Email：[Email]

Party C: Beijing Hexi Weiye Culture Media Co., Ltd

Address: [1508, Block B, Winterless Center, No. 1 West Dawang Road, Chaoyang District, Beijing].

Recipient: [Yujie Cui]

Telephone: [Phone Number]

Email：[Email]

12.	Without Party A’s prior written consent, Party B shall not assign its rights and obligations under this Agreement to any third party. Party B hereby agrees that Party A may assign its rights and obligations under this Agreement to other third parties when it needs to. Party A will only need to give Party B written notice at the time of such assignment and will no longer be required to obtain Party B’ consent to such assignment.

13.	Each party acknowledges and certifies that any oral or written information exchanged between them in connection with this Agreement and that the trade secrets, proprietary information, customer information and other related materials shared by the other party and the parties are made available in the course of the performance of this Agreement, as well as any other non-public information of the other party, are confidential. Each party shall keep all such information confidential and shall not disclose any such information to any third party without the prior written consent of the other party, except in the following circumstances: (a) the public knows or will know such information (but not to the public without unauthorised disclosure by one of the parties to whom the information is made); (b) information required to be disclosed under applicable law or the rules or regulations of the stock exchange in which the shares of any party or its affiliates are traded; or (c) information that either party is required to disclose to its legal or financial advisers in connection with the transactions described in this Agreement, and such legal or financial advisers are subject to confidentiality obligations similar to those contained herein. The leakage of the confidentiality of the staff of either party or the employing agency shall be deemed to be the disclosure of the confidentiality of that party, and the party shall be liable for breach of contract in accordance with this Agreement. This Agreement shall remain in full force and effect regardless of the invalidity, variation, rescission, termination or inoperability of this Agreement for any reason.

14.	Governing Law and Dispute Resolution

(1)	The conclusion, validity, interpretation, performance, modification and termination of this Agreement and the resolution of disputes shall be governed by the laws of the People’s Republic of China.

(2)	In the event of a dispute between the parties to this Agreement regarding the interpretation and performance of the terms of this Agreement, the parties shall negotiate in good faith to resolve the dispute. If the negotiation fails, either party may submit the dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with the arbitration rules in force at that time. The place of arbitration is in Beijing; The language of the arbitration shall be Chinese. The arbitral award shall be final and binding on all parties. CIETAC has the right to award compensation or satisfaction for Party A’s losses suffered by Party A due to the breach of contract by the other parties to this Agreement, to award compulsory relief for the relevant business or compulsory asset transfer, or to order Party C or Party C’s subordinate entities to go bankrupt, dissolve or liquidate Party C or Party C’s subordinate entities for the equity interest of Party C or the assets or property interests of Party C or Party C’s subordinate entities (if applicable). After the arbitral award enters into force, either party shall have the right to apply to a court of competent jurisdiction for enforcement of the arbitral award. At the request of one of the parties to the dispute, the court of competent jurisdiction shall have the power to grant interim relief in support of the arbitration, such as the seizure or freezing of a judgment or award on the equity interest, property interest (if applicable) or other assets of the defaulting party, pending the constitution of the arbitral tribunal in accordance with law, or where appropriate. In addition to the PRC courts, the courts of Hong Kong, the Cayman Islands, the courts where the main assets of the company to be listed are located, and the courts where the principal assets of Party C or its subsidiaries are located shall also be deemed to have jurisdiction for the above purposes. During the arbitration, the parties to this Agreement shall continue to perform their other obligations under this Agreement except for the disputed matters submitted to arbitration.

15.	Once this Agreement comes into effect, it constitutes the entire agreement and consensus reached by the parties to this Agreement on the contents of this Agreement, and completely supersedes all oral and written agreements and understandings reached by the parties before this Agreement and related to the contents of this Agreement.

16.	Each party acknowledges that this Agreement shall be binding upon each party’s respective successors, successors and permitted assignees, and that such successors, successors or assigns shall abide by the provisions of this Agreement, assume their responsibilities and obligations hereunder, and enjoy the rights hereunder, as if they were a party to this Agreement.

Party B undertakes to Party A that in the event of Party B’s death, incapacity or limited capacity, divorce or other circumstances that may affect the exercise of its direct or indirect equity interests in Party C, Party B’s obligations and responsibilities under this Agreement and its rights shall be borne and enjoyed by its successors or successors. No will, divorce agreement, debt settlement agreement or legal document of any kind shall impair or hinder the execution of this Agreement unless the prior consent of Party A is obtained.

17.	The original of this Agreement shall be executed in four copies, one copy for each party to this Agreement, and each original shall have the same legal effect.

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Accordingly, this Agreement is signed by the parties on the date of the first letter of the Memorandum for the purpose of compliance.

Party A: Beijing Heli Fashion Technology Co., Ltd. (official seal).

Signature:	/s/ Bin Feng
Name:	Bin Feng
Position:	Legal representative

Signature page of the Entrustment Agreement

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Accordingly, this Agreement is signed by the parties on the date of the first letter of the Memorandum for the purpose of compliance.

Party B 1: Bin Feng

Signature:	/s/ Bin Feng

Signature page of the Entrustment Agreement

[No text on this page]

Accordingly, this Agreement is signed by the parties on the date of the first letter of the Memorandum for the purpose of compliance.

Party 2: Xiaoyun He

Signature:	/s/ Xiaoyun He

Signature page of the Entrustment Agreement

[No text on this page]

Accordingly, this Agreement is signed by the parties on the date of the first letter of the Memorandum for the purpose of compliance.

Party C: Beijing Hexi Weiye Culture Media Co., Ltd. (official seal).

Signature:	/s/ Bin Feng
Name:	Bin Feng
Position:	Legal representative

Signature page of the Entrustment Agreement

Appendix I: Power of Attorney

Date:

Shareholder Bin Feng (“Shareholder 1”) is registered to hold 60.31% of the equity of Beijing Hexi Weiye Culture Media Co., Ltd. (the “Company”), and shareholder Xiaoyun He (“). Shareholder 2”, together with Shareholder 1, referred to as “Shareholder”) registered to hold 39.69% of the company’s equity. The Shareholder hereby irrevocably authorizes Bin Feng appointed by Beijing Heli Fashion Technology Co., Ltd. (the “Attorney”) to exercise the Entrustment Agreement (hereinafter referred to as the “Entrustment Agreement”) signed by the Shareholder, the Company and the Authorized Person on ___ “)The right to delegate.

The trustee may act according to his or her own will in doing so, without the need to seek his or her consent in advance or after the fact. I shall not exercise such rights on my own during the term of this Power of Attorney and hereby waive all rights granted to the Trustee under this Power of Attorney.

This Power of Attorney and the Power of Attorney Agreement shall be effective and irrevocable at the same time, and shall be valid from the effective date to the date of termination of the Power of Attorney Agreement.

This Power of Attorney shall also apply to the confidentiality obligations, application of law and dispute resolution provisions of the Entrustment Agreement.

Shareholder’s Signature: _____________

_____________

Appendix I: Power of Attorney